Exhibit 99.1

Celularity and Arthrex Enter into Exclusive Supply and Distribution Agreement for Multiple Commercial Products

Arthrex to receive exclusive rights to distribute and commercialize Celularity’s placental-derived biomaterial products for orthopedics and sport medicine in the United States

FLORHAM PARK, NJ, and NAPLES, FL, July 01, 2021— Celularity Inc. (“Celularity”), a clinical-stage biotechnology company developing innovative cell therapies and biomaterial products derived from the postpartum human placenta to treat cancer, infectious and degenerative diseases, and Arthrex, Inc., a global leader in minimally invasive orthopedic technology, today announced the companies have entered into an exclusive partnership to distribute and commercialize Celularity’s biomaterial products for orthopedic surgery and sports medicine. Under the terms of the agreement, Celularity will provide Arthrex with exclusive commercial distribution rights for orthopedic surgery and sports medicine and will continue to be responsible for product manufacturing and supply.

“We are tremendously excited to have Arthrex, a global leader in minimally invasive orthopedics, as a commercial partner to distribute our placental-derived biomaterial products,” said Robert J. Hariri, M.D., Ph.D., founder, Chairperson and Chief Executive Officer of Celularity. “Each of our regenerative products leverages the unique properties of the placenta to augment the body’s innate ability to heal across a variety of clinical conditions. We look forward to working closely with Arthrex to increase the availability of these innovative products in orthopedic surgery and sports medicine, and to improve the lives of patients.”

Arthrex Senior Director of Orthobiologics David Shepard added, "Arthrex is proud to support Celularity's innovative technology that leverages the unique biology of the placenta. Partnering with Celularity positions us to explore new opportunities in the Orthobiologics space while continuing our mission of helping surgeons better treat their patients."

Stephen A. Brigido, D.P.M., President of Celularity’s Degenerative Diseases Division, noted “Arthrex is highly innovative, progressive, and committed to new product development. Our shared commitment to medical and surgical education creates important cultural synergies between the two companies. The Arthrex partnership will broaden the platform for using Celularity’s regenerative products in the setting of orthopedic surgery, the market for which by one estimate is $1.5 billion in the U.S. alone.”

About Arthrex

Arthrex Inc., headquartered in Naples, FL, is a global leader in orthopedic surgical device design, research, manufacturing and medical education. Arthrex develops and releases more than 1,000 new products and procedures every year to advance minimally invasive orthopedics worldwide. For more information, visit www.Arthrex.com or www.OrthoPedia.com.

About Celularity

Celularity, headquartered in Florham Park, NJ, is a clinical-stage biotechnology company leading the next evolution in cellular medicine by developing off-the-shelf placental-derived allogeneic cell therapies, including unmodified natural killer (NK) cells, genetically-modified NK cells, T cells engineered with a CAR (CAR T-cells), and mesenchymal-like adherent stromal cells (ASCs) targeting indications across cancer, infectious and degenerative diseases. In addition, Celularity develops and manufactures innovative biomaterials also derived from the postpartum placenta. Celularity believes that by harnessing the placenta’s unique biology and ready availability, it will be able to develop therapeutic solutions that address significant unmet global needs for effective, accessible, and affordable therapies.

In January 2021, Celularity entered into a definitive merger agreement with GX Acquisition Corp. to create a publicly listed leader in allogeneic cellular therapy. GX Acquisition Corp. is listed on Nasdaq under the ticker symbol “GXGX.” Upon closing of the business combination, expected to be completed in the third quarter of 2021, shares of the combined company will be listed on Nasdaq under the ticker symbol “CELU.”

About GX

GX is a blank check company incorporated in Delaware for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities. GX is led by Jay R. Bloom and Dean C. Kehler, who serve as Managing Partners of Trimaran Capital Partners.

To learn more, visit celularity.com.

Celularity Investor Contacts:
Carlos Ramirez
Celularity
carlos.ramirez@celularity.com

Alexandra Roy
Solebury Trout
aroy@soleburytrout.com

Celularity Media Contact
Jason Braco, Ph.D.
LifeSci Communications
jbraco@lifescicomms.com

Additional Information and Where to Find It

GX has filed a registration statement on Form S-4, as amended on March 29, 2021, April 23, 2021, and June 22, 2021 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”), which includes the proxy statement distributed to holders of GX’s common stock in connection with GX’s solicitation of proxies for the vote by GX’s stockholders with respect to the Business Combination and other matters as described in the Registration Statement, and a prospectus relating to the offer of the securities to be issued to Celularity’s stockholders in connection with the Business Combination. The Registration Statement was declared effective by the SEC on June 25, 2021 and the definitive proxy statement/prospectus and other relevant documents have been mailed to GX’s stockholders as of the record date established for voting on the Business Combination and the other proposals regarding the Business Combination. GX’s stockholders and other interested persons are advised to read the definitive proxy statement / prospectus in connection with GX’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about GX, Celularity and the Business Combination. Stockholders may also obtain a copy of the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by GX, without charge, at the SEC website located at www.sec.gov or by directing a request to GX, 1325 Avenue of the Americas, 25th Floor, New York, NY 10019.

Participants in the Solicitation

GX and its directors and officers may be deemed participants in the solicitation of proxies of GX’s stockholders in connection with the Business Combination. GX’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of GX in GX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 4, 2021, GX’s Definitive Proxy Statement on Schedule 14A, which was filed with the SEC on December 4, 2020, the Registration Statement and the definitive proxy statement/prospectus, which was filed with the SEC on June 25, 2021.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GX’s stockholders in connection with the Business Combination and other matters to be voted upon at the special meeting are set forth in the definitive proxy statement/prospectus for the Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination is included in the definitive proxy statement/prospectus for the Business Combination.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Celularity, the combined company or GX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward Looking Statements

This communication contains, or incorporates by reference, “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, as well as within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, but are not limited to, statements regarding the parties’ expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the ability to consummate the Business Combination; (ii) the expected benefits of the Business Combination; (iii) the financial and business performance of Celularity; (iv) the inability to complete the PIPE Investment; (v) the success and timing of Celularity’s cellular therapeutic development activities and initiating clinical trials; (vi) the success and timing of Celularity’s planned clinical trials; (vii) Celularity’s ability to obtain and maintain regulatory approval of any of Celularity’s therapeutic candidates; (viii) Celularity’s plans to research, discover and develop additional therapeutic candidates, including by leveraging genetic engineering and other technologies and expanding into additional indications; (ix) Celularity’s ability to expand its manufacturing capabilities, and to manufacture Celularity’s therapeutic candidates and scale production; (x) Celularity’s ability to meet certain milestones; (xi) changes in Celularity’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; (xii) the implementation, market acceptance and success of Celularity’s business model; (xiii) developments and projections relating to Celularity’s competitors and industry; (xiv) the impact of health epidemics, including the COVID-19 pandemic, on Celularity’s business and the actions Celularity may take in response thereto; (xv) Celularity’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; (xvi) expectations regarding the time during which GX will be an emerging growth company under the JOBS Act; (xvii) Celularity’s future capital requirements and sources and uses of cash; (xviii) Celularity’s ability to obtain funding for its operations; (xix) Celularity’s business, expansion plans and opportunities; (xx) the outcome of any known and unknown litigation and regulatory proceedings; and (xxi) changes in applicable laws, ordinances, regulations, codes, executive orders, injunctions, judgments, decrees or other orders or the interpretation thereof. These forward-looking statements are based on information available as of the date of this communication, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. These risks and uncertainties may be amplified by the COVID- 19 pandemic, which has caused significant economic uncertainty. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the parties do not presently know, or that they currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the parties’ expectations, plans, or forecasts of future events and views as of the date of this communication. The parties anticipate that subsequent events and developments will cause their assessments to change. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and the parties do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Additional risks and uncertainties are identified and discussed in the parties’ reports filed with the SEC and available at the SEC’s website at http://www.sec.gov.